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                                                                    EXHIBIT 99.1

                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of McLaren Performance Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report") that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



February 19, 2003
                                        /s/ Wiley R. McCoy
                                        ---------------------------
                                        Wiley R. McCoy
                                        Chief Executive Officer